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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) - September 1, 2007

                       COMMISSION FILE NUMBER: 000-254888

                           RG GLOBAL LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

             CALIFORNIA                                   33-0230641
      (State or jurisdiction of                (IRS Employer Identification No.)
   incorporation or organization)

                             30021 TOMAS, SUITE 200
                    RANCHO SANTA MARGARITA, CALIFORNIA 92688
          (Address of principal executive offices, including zip code)

                                 (949) 888-9500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           RG GLOBAL LIFESTYLES, INC.


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 1, 2007, Registrant ("RG Global") and its subsidiary OC Energy Drink, Inc. entered into a Plan of Organization and Securities Purchase Agreement ("Agreement") with three individuals affiliated with Fusion Solutions Inc., Bob Glaser, Mariano Fusco, and Albert Guerra ("Fusion Individuals") for the sale of 24% of the common stock of OC Energy Drink. Prior to entering into the Agreement, Fusion Solutions had been the marketing and distribution coordination entity responsible for operation of OC Energy Drink. OC Energy Drink remains a majority owned subsidiary of RG Global.

Under the terms of the Agreement, (i) RG Global will be paid an aggregate of $103,000 by OC Energy Drink and waive rights to any other repayment; (ii) the Fusion Individuals waive all rights of repayment from OC Energy Drink or RG Global for monies spent in connection with OC Energy Drink to date; (iii) OC Energy Drink will issue an aggregate of 474 shares of common stock of OC Energy (24% of resulting issued and outstanding) to the Fusion Individuals; (iv) RG Global is transferring all of its intellectual property relating to OC Energy Drink into OC Energy Drink; (v) the Fusion Individuals are transferring all of their assets and intellectual property relating to OC Energy Drink to RG Global, for further transference to OC Energy Drink; (vi) RG Global will issue an aggregate of 654,925 shares of RGBL.OB common stock to the Fusion Individuals;
(vii) RG Global will have nominees for three out of five Director seats of OC Energy Drink, and Bob Glaser and Mariano Fusco will be elected to the remaining two Director seats of OC Energy Drink; (viii) Mariano Fusco will be CEO of OC Energy Drink; and (ix) Bob Glaser will be COO of OC Energy.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the terms of the Agreement, RG Global issued 654,925 shares of RGBL.OB common stock to the Fusion Individuals in exchange for certain assets and intellectual property relating to OC Energy Drink to RG Global. The Company has valued these assets at $654,925, which results in a sale at $1.00 per share. The issuance of the Registrant's shares of common stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  EXHIBIT

2.1 Plan of Organization and Securities Purchase Agreement dated September 1, 2007, among RG Global Lifestyles, Inc., OC Energy Drink, Inc., Bob Glaser, Mariano Fusco and Albert Guerra.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


Date: September 6, 2007                   RG GLOBAL LIFESTYLES, INC.


                                          By:  /s/ Grant King
                                               --------------------------------
                                               Grant King
                                               Chief Executive Officer